Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

YieldMax® Target 12™ Semiconductor Option Income ETF (SOXY)

YieldMax® Target 12™ Biotech & Pharma Option Income ETF (BIOY)

YieldMax® Target 12™ Energy Option Income ETF (ZAPY)

YieldMax® Target 12™ Real Estate Option Income ETF (RNTY)

YieldMax® Target 12™ Tech & Innovation Option Income ETF (QYQY)

YieldMax® Target 12™ Big 50 Option Income ETF (BIGY)

Each listed on NYSE Arca, Inc.

September 18, 2025

Supplement to the

Prospectus and Statement of Additional Information (“SAI”),

each dated November 11, 2024,

and where applicable a Fund’s Summary Prospectus

Effective on October 1, 2025, all references in the Funds’ summary prospectuses, prospectus and SAI to the frequency of the Funds’ payment of income distributions are hereby changed to reflect that the Funds will seek to make such distributions on a monthly or more frequent basis.

Please retain this Supplement for future reference.